UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 10, 2024, April 25, 2024 and May 30, 2024, by the Company, on December 22, 2023, April 19, 2024 and May 23, 2024, respectively, Collective Audience, Inc. (the “Company”), received notification letters (the “Nasdaq Notices”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq Qualifications Department”) advising the Company that it was not in compliance with the Nasdaq Stock Market LLC (the “Nasdaq”) continued listing requirements under (i) Nasdaq Listing Rule 5250(c)(1) (the “Reports Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2024 (the “Form 10-Q,” and together with the Form 10-K, the “Delinquent Reports”) (ii) Nasdaq’s Listing Rule 5450(b)(2)(A) requiring the market value of listed securities to be above $50,000,000 for continued listing (the “MVLS Rule”) and (iii) that the market value of publicly held shares had fallen below the minimum $15,000,000 million requirement for continued listing under Listing Rule 5450(b)(2)(C) Pursuant to the Nasdaq Notices, the Company was provided until June 19, 2024 to regain compliance with the MVLS Rule and MVPHS Rule and submit the Delinquent Reports with the Commission. As of August 14, 2024, the Company has filed all the Delinquent Reports and all other periodic reports required under the Securities and Exchange Act of 1934, as amended, with the Commission.

On August 14, 2024, the Company received a letter (the “Nasdaq Delisting Notice”) from the staff of Nasdaq stating that Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock, and pursuant to which the trading of the Company’s securities will be suspended at the open of business on August 16, 2024. The Company is considering all available options, including an appeal to the Nasdaq Listing and Hearing Review Council (“Council”); however an appeal will not stay the decision of the Nasdaq Hearings Panel.

The Company’s common stock will begin trading, under its current trading symbol “CAUD”, on the OTC Pink Market operated on the OTC Markets system effective with the open of the markets on August 16, 2024. The Company intends to apply to have its common stock quoted on the OTCQB Venture Market on the OTC Markets; however, there can be no assurances that its common stock will be approved, or will continue, to be traded on such market.

In connection with the Nasdaq Delisting Notice, Nasdaq will complete the delisting by filing a Form 25-NSE Notification of Delisting with the Commission after applicable appeal periods have lapsed.

The Company has 15 days after the date it received notice of the Panel’s decision to request that the Council review the decision, or the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after the Company was notified of the decision.

The Company plans to continue to make all required SEC filings, including those on Forms 10-K, 10-Q and 8-K, and will remain subject to all SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934. The Company plans to continue to maintain compliance with all Nasdaq corporate governance requirements notwithstanding the trading suspension and move to the OTC Markets Group platform, and to provide annual financial statements audited by a Public Company Accounting Oversight Board auditor and unaudited interim financial reports, prepared in accordance with GAAP.

Item 7.01. Regulation FD Disclosure.

On August 15, 2024, the Company issued a press release regarding its receipt of the Nasdaq Delisting Notice. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statement.

The Company cautions you that statements included in this Current Report, including in Exhibit 99.1 attached hereto, that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s ability to successfully appeal Nasdaq’s delisting determination, or if it does, its ability to regain and maintain compliance with the listing standards of Nasdaq. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Report due to the risks and uncertainties inherent in the Company’s business. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect its current plans to file periodic reports with the Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this Report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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